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[LOGO OF METLIFE(R)]                     INDIVIDUAL VARIABLE ANNUITY APPLICATION                      SEND APPLICATION AND CHECK TO:
[Home Office Address (no correspondence)                                               FIRST METLIFE INVESTORS USA INSURANCE COMPANY
200 Park Avenue . New York, NY10166]                             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                             For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266]
First MetLife Investors Variable Annuity Class L                                                 FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT
                                                                             Social
                  [John               J.      Doe]                                              [123           45            6789]
__________________________________________________________________________   Security Number __________ -- ____________ -- _________
Name              (First)          (Middle)    (Last)
                                                                                                                [4     12     58]
                                                                             Sex [X] M [_] F   Date of Birth _____ / ______ / ______
[123 Main Street                     Anytown     IL             60001]
__________________________________________________________________________          [708   123-4567]
                                                                             Phone (_____) _________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.
                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)    (Last)
                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)   (Last)
                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) ________________________________________
Address   (Street - No P.O. Box)    (City)    (State)         (Zip)

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

[Mary J. Doe                        Wife,                                            1/12/60              234 - 56 -  7890    100%]
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Primary Name                     Relationship                                     Date of Birth         Social Security Number   %
                                                                                                               -    -
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Primary Name                     Relationship                                     Date of Birth         Social Security Number   %

                                                                                                               -    -
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Contingent Name                  Relationship                                     Date of Birth         Social Security Number   %

                                                                                                               -    -
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Contingent Name                  Relationship                                     Date of Birth         Social Security Number   %

5. PLAN TYPE                                                                           6. PURCHASE PAYMENT
INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                            Funding Source of Purchase Payment
                                                                                       ----------------------------------
.. NON-QUALIFIED .............[X]                                                       [_] 1035 Exchange/Transfer [_] Check  [_]Wire
.. QUALIFIED TRADITIONAL IRA*.[_] Transfer [_] Rollover [_] Contribution - Year _______ Initial Purchase
                                                                                                         [10,000]
                                                                                        Payment $____________________________
.. QUALIFIED SEP IRA* ........[_] Transfer [_] Rollover [_] Contribution - Year _______             Make Check Payable to
                                                                                        First MetLife Investors Insurance Company
.. QUALIFIED ROTH IRA* .......[_] Transfer [_] Rollover [_] Contribution - Year _______  (Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
.. QUALIFIED 401 .............[_]
                                                                                        Minimum Initial Purchase Payment:
* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                          $10,000 (Non-Qualified and Qualified)


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RIDERS

7. BENEFIT RIDERS (Subject to age restrictions. Other restrictions may apply.)

These riders may only be chosen at the time of application. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS.ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDERS (Optional. Only ONE of the following riders may be elected.)
     GUARANTEED MINIMUM INCOME BENEFITS (GMIB)/1/
    [[_] GMIB Max II
     [_] GMIB Plus IV]

      /1/IF EITHER GMIB RIDER IS CHOSEN, THE NY GMIB SUPPLEMENTAL APPLICATION (6720)MUST BE SIGNED AND SUBMITTED WITH THIS
      APPLICATION.

2)   DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will be provided at no additional charge.)
     [_] Principal Protection (no additional charge)
     [_] Annual Step-Up

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [X] No

If "Yes" to either, applicable disclosure and replacement forms must be attached.
Replacement includes any surrender,loan,withdrawal,lapse,reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife InvestorsInsurance Company, First MetLife Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY
THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

[John J. Doe, Owner]
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(Owner Signature and Title, Annuitant unless otherwise noted)


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(Joint Owner Signature and Title)



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(Signature of Annuitant if other than Owner)

Signed at           [Anytown,                            IL]                    Date                [November 11, 2000]
          -------------------------------------------------------------------        -----------------------------------------------
                     (City)                            (State)

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10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity contracts?                [_] Yes   [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?    [_] Yes   [X] No

If "Yes," applicable disclosure and replacement forms must be attached.

[Richard Roe]                                                                   [(312) 456-7890]
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Agent's Signature                                                               Phone

[Richard Roe, #723]
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Agent's Name and Number

[456 Main Street, Anytown, IL 60001]
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Name and Address of Firm

[#723]
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State License ID Number

[1234567]
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Client Account Number

Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.

Option A _____________   Option B ___________


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